Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) dated as of September 16, 2011 is by MOTRICITY, INC., a Delaware corporation (“Borrower”) with and in favor of HIGH RIVER LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, the “Lender”).

R E C I T A L S

WHEREAS, on the date hereof, Lender is making a $20,000,000 loan to Borrower and Borrower has evidenced the repayment of such loan with a Promissory Note dated as of even date herewith in favor of Lender (as the same may be amended, amended and restated, modified or supplemented from time to time, the “Note”); and

WHEREAS, as security for obligations under the Note and all other Obligations (as defined in the Note), Borrower is granting to Lender a security interest in the Collateral (as herein defined) pursuant to the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS.

All terms used herein which are defined in the Note or in Article 1, 8 or Article 9 of the UCC shall have the meanings given therein unless otherwise defined herein.

2.	GRANT OF SECURITY INTEREST.

(a) Borrower hereby grants Lender, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Lender as collateral security for the Obligations, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that it has the power to transfer each item of Collateral upon which it purports to grant a security interest hereunder, and that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Lender’s Lien under this Agreement).

(b)(i) “Collateral” is Borrower’s right, title and interest in and to the following personal property: All goods, accounts (including receivables), equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, including without limitation all Pledged Collateral, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and all Borrower’s books and records relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. Notwithstanding the foregoing, the Collateral does not include (i) the deposit account(s) serving as cash collateral for the letters of credit issued by Silicon Valley Bank or cash management obligations owed to Silicon Valley Bank; or (ii) any of the following, whether now owned or hereafter acquired: any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing; provided, however, the Collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

(ii) “Pledged Collateral” is all capital stock of each Subsidiary of Borrower, together with any securities, investment properties, instruments or distributions of any kind issuable, issued or received by Borrower upon conversion of, in respect of, or in exchange for any of such capital stock, including, but not limited to, those arising from a stock dividend, stock split, reclassification, reorganization, merger, consolidation, sale of assets or other exchange of securities or any dividends or other distributions of any kind upon or with respect to such capital stock; provided that in the case of capital stock of any Subsidiary that is not organized in the United States of America, the portion of such capital stock that constitutes Pledged Collateral and Collateral shall be only sixty-five (65%) percent of all of the capital stock of such Subsidiary.

(iii) “Subsidiary” means, with respect to any Person, any Person of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

(b) If Borrower shall acquire a commercial tort claim with a value in excess of $500,000, Borrower shall promptly notify Lender in a writing signed by Borrower of the general details thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Lender.

(c) Borrower hereby assigns, pledges, delivers, and transfers to Lender, and hereby grants to Lender, a continuing first priority security interest in and against all right, title and interest of the following, whether now or hereafter existing or acquired by Borrower: all Pledged Collateral, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and non-cash proceeds of the foregoing; and all of Borrower’s books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

(d) If this Agreement is terminated, Lender’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations, Lender shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.

(e) Borrower hereby authorizes Lender to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Lender’s interest or rights hereunder.

(f) Beyond the custody thereof, in accordance with the same procedures it employs with regard to its own property, the Lender shall not have any duty as to any Collateral.

3.	COLLATERAL COVENANTS.

The Collateral is now and shall remain personal property so long as Borrower has rights in it. Borrower hereby irrevocably appoints Lender as Borrower’s true and lawful attorney-in-fact, and authorizes Lender, in Borrower’s or Lender’s name, to do all acts and things which are necessary when an Event of Default exists, in Lender’s determination, to fulfill Borrower’s obligations under this Agreement and the Note. At the request of Lender at any time and from time to time, Borrower shall, at Borrower’s expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Loan Documents, provided however, that notwithstanding anything herein to the contrary, Borrower shall have no obligation to maintain for the benefit of Lender the perfection of any security interests in the Collateral, or to represent or warrant that such security interest is perfected, except (i) as such perfection may be obtained by the filing of UCC financing statements or (ii) as may otherwise be requested by Lender.

4.	REMEDIES.

At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Loan Documents, the UCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Borrower or Guarantor except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Loan Documents, the UCC or other applicable law, are cumulative, not exclusive and enforceable, in Lender’s discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Borrower or any Guarantor of this Agreement or any of the other Loan Documents. Lender may at any time or times, proceed directly against Borrower or Guarantor to collect the Obligations without prior recourse to the Collateral or any other collateral. Lender may at any time or times, proceed directly against Collateral to collect the Obligations without prior recourse to the Borrower or any Guarantor.

Without limiting the foregoing, or any of the Lender’s rights under the Note, upon an Event of Default, Lender may, in its discretion (a) take possession of the Collateral, without resort to legal process and without prior notice to the Borrower, for that purpose the Borrower irrevocably appoints the Lender its attorney-in-fact to enter upon any premises on which the Collateral or any part thereof may be situated and remove the Collateral therefrom, or require the Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender; (b) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral and/or (c) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker’s board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrower, which right or equity of redemption is hereby expressly waived and released by Borrower. Lender, its employees, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is subject to widely distributed standard price quotations. Lender will give the Borrower at least ten (10) days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition (which may include, without limitation, or public sale or lease of all or part of the Collateral) is to be made. The Borrower agrees that ten (10) days is a reasonable time for such notice.

Borrower shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for in the Note and all costs and expenses of collection or enforcement, including attorneys’ fees and expenses as set forth in the Note.

5.	WAIVERS AND CONSENTS; GOVERNING LAW.

(a) This Security Agreement, the other Loan Documents, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Security Agreement and any schedule or exhibit hereto, the terms of this Security Agreement shall govern.

(b) This Security Agreement and terms hereof or thereof may not be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by the party to be charged with such amendment, waiver, discharge or termination, and such amendment, waiver, discharger or termination shall be effective and binding as to Lender only in the specific instance and for the specific purpose for which given.

(c) The validity, interpretation and enforcement of this Security Agreement and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

(d) Borrower irrevocably consents and submits to the non-exclusive jurisdiction of the Superior Courts located within New York County, New York and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Security Agreement or in any way in connection with or related or incidental to the dealings of Borrower and Lender in respect of this Security Agreement or any of the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Borrower and Lender or the conduct of such Persons in connection with this Security Agreement shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Borrower or any of its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on such assets or to otherwise enforce its rights against Borrower or any of its property).

(c) Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender’s option, by service upon Borrower in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Borrower shall appear in answer to such process, failing which Borrower shall be deemed in default and judgment may be entered by Lender against Borrower for the amount of the claim and other relief requested.

(d) BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION,

(i) ARISING UNDER THIS SECURITY AGREEMENT, OR

(ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN BORROWER AND LENDER IN RESPECT OF THIS SECURITY AGREEMENT OR THE TRANSACTIONS RELATED HERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

BORROWER HEREBY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS SECURITY AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES SUCH RIGHTS AS IT MAY HAVE TO NOTICE AND/OR HEARING UNDER ANY

APPLICABLE FEDERAL OR STATE LAWS PERTAINING TO THE EXERCISE BY LENDER OF SUCH RIGHTS AS THE LENDER MAY HAVE REGARDING THE RIGHT TO SEEK PREJUDGMENT REMEDIES AND/OR DEPRIVE BORROWER OF OR AFFECT THE USE OF OR POSSESSION OR ENJOYMENT OF BORROWER’S PROPERTY PRIOR TO THE RENDITION OF A FINAL JUDGMENT AGAINST BORROWER. BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUIRE LENDER TO PROVIDE A BOND OR OTHER SECURITY AS A PRECONDITION TO OR IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT BY LENDER, AND WAIVES ANY OBJECTION TO THE ISSUANCE OF SUCH PREJUDGMENT REMEDY BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS TO ANY ACTION BROUGHT BY THE LENDER.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower and Lender have caused this Security Agreement to be duly executed as of the day and year first above written.

BORROWER:

MOTRICITY, INC.

By:	/s/ C. Stephen Cordial
Name: C. Stephen Cordial
Title: Interim CFO and Treasurer

LENDER:

HIGH RIVER LIMITED PARTNERSHIP

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Treasurer